UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 13, 2011

ICON ECI Fund Fifteen, L.P.
 (Exact Name of Registrant as Specified in Charter)

Delaware	333-169794	27-3525849
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Fifth Avenue, 4th Floor
New York, New York 10011

(Address of Principal Executive Offices)
____________________

(212) 418-4700

(Registrant’s telephone number, including area code)

 (Former name or former address, if changed since last report)
____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

   On October 6, 2011, ICON ECI Fund Fifteen, L.P. entered into an agreement to make a $6,850,000 secured term loan to Xfone USA, Inc. and its affiliates (“Xfone”). The loan is for a period of sixty months and is expected to fund no later than October 31, 2011   The loan is secured by, among other things, equipment used in Xfone’s high speed broadband services operation which provides internet access, digital cable television programming and local and long distance telephone service to residential and business customers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICON ECI Fund Fifteen, L.P.
By: ICON GP 15, LLC, its General Partner

Dated: October 13, 2011	By: /s/ Michael A. Reisner
Michael A. Reisner
Co-President and Co-Chief Executive Officer